UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2012

ZOLTEK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-20600	43-1311101
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 McKelvey Road St. Louis, Missouri		63044
(Address of principal executive offices)		(Zip Code)

(314) 291-5110
 (Registrant’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On March 27, 2012, Zoltek Companies, Inc. (the “Registrant”) issued a press release announcing that it is working with Magna Exteriors and Interiors under an exclusive global collaborative partnership to speed development of low-cost carbon fiber sheeting molding compounds for the automotive industry.  A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. The information in this Item 7.01 of Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item  9.01                      Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLTEK COMPANIES, INC.

Dated: March 28, 2012	By:	/s/ Zsolt Rumy
Zsolt Rumy Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 27, 2012.